[IDT Letterhead]

April 28, 2006

Mr. Bruce Layman
Amercian Telecom Services Corporation

6 Concourse Parkway

Suite 1525

Atlanta, GA 30328

RE:	Assignment of November 25, 2003 Letter Agreement by and between IDT Puerto Rico & Co. and American Telecom Services Corporation (“Agreement”).

Dear Mr. Layman:

We refer to the November 25, 2003 Letter Agreement by and between IDT Puerto Rico & Co. and American Telecom Services Corporation (“Customer”). Pursuant to the terms of the Agreement, we hereby give you notice that IDT Puerto Rico & Co. hereby assigns, transfers, and conveys all of its rights, title, interest and obligations under, in and to the Agreement to its affiliate IDT Domestic Telecom Inc. This assignment shall be effective from the Is` of May, 2006 onwards,

Should you have any questions regarding this notice of assignment, please do not hesitate to contact me.

Yours truly,

/s/Doug Mauro
Doug Mauro
On behalf of IDT Puerto Rico & Co.

El Paraiso Industrial Park #108 Ganges St.
Ganges Plaza, Suite Al, San Juan, Puerto Rico 00926 • P 787 620-0440 • F 787 620-0439